UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 2, 2007
Moldflow Corporation
(Exact name of registrant as specified in charter)

Delaware	000-30027	04-3406763

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

492 Old Connecticut Path, Ste 401, Framingham, MA	01701

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (508) 358-5848
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex 10.1 - Amended and Restated Employment Agreement between the Registrant and Lori M. Henderson
Ex 10.2 - Amended and Restated Employment Agreement between the Registrant and A. Roland Thomas
Ex 10.3 - Amended and Restated Employment Agreement between the Registrant and Gregory W. Magoon
Ex 10.4 - Amended and Restated Employment Agreement between the Registrant and Kenneth R. Welch

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective as of November 2, 2007, Moldflow Corporation (the “Company”) and each of A. Roland Thomas, the Company’s President and Chief Executive Officer; Kenneth R. Welch, the Company’s Chief Operating Officer; Gregory W. Magoon, Executive Vice President of Finance and Chief Financial Officer; and Lori M. Henderson, the Company’s Chief Administrative Officer (the “Executives” and each an “Executive” ) have entered into amended and restated employment agreements (the “Restatements”).
The Restatements update the terms and conditions of the previous amended and restated employment agreements for each Executive to make certain immaterial modifications based on changed factual circumstances or local legal requirements as well as the following: a) in the case of all Executives, to reflect the calculation of the bonus portion of any required severance payments in a way that more closely follows the Company’s annual cash bonus plan, and to make certain modifications in order to make the agreements comply with Section 409 of the Internal Revenue Code of 1986, as amended (the “Code”), and b) in the case of Mr. Welch and Ms. Henderson, to implement a “modified cut back” provision with respect to the payment of certain severance payments in the event that the severance payments would be subject to the excise tax imposed by Section 4999 of the Code.
The foregoing description of the Restatements is not complete and is qualified in its entirety by reference to the amended and restated employment agreements that are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
Exhibit 10.1 — Amended and Restated Employment Agreement between the Registrant and Lori M. Henderson.
Exhibit 10.2 — Amended and Restated Employment Agreement between the Registrant and A. Roland Thomas.
Exhibit 10.3 — Amended and Restated Employment Agreement between the Registrant and Gregory W. Magoon.
Exhibit 10.4 — Amended and Restated Employment Agreement between the Registrant and Kenneth R. Welch.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLDFLOW CORPORATION
Date: November 8, 2007	By:	/s/ Gregory W. Magoon
		Name:	Gregory W. Magoon
		Title:	Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Employment Agreement between the Registrant and Lori M. Henderson.
Exhibit 10.2	Amended and Restated Employment Agreement between the Registrant and A. Roland Thomas.
Exhibit 10.3	Amended and Restated Employment Agreement between the Registrant and Gregory W. Magoon.
Exhibit 10.4	Amended and Restated Employment Agreement between the Registrant and Kenneth R. Welch.